Exhibit 10.2

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER:	CO-2-002 rev 1
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER:	3/18/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Provide equipment and labor necessary to remove 18 foreign flowlines from the Gulfport Energy East Hackberry Field per the attached 1/14/08 cost summary.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Order (#CO 2-001)	$1,676,000.00

The Estimated Contract Price prior to this Change Order was	$71,754,195.00

The Estimated Contract Price will be increased by this Change Order in the amount of	$539,851.65

The new Estimated Contract Price including this Change Order will be	$72,294,046.65

Adjustment to dates in Project Schedule The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be	unchanged	by	( )	Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is	March 15	, 20	08

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be	unchanged	by	( )	Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be	unchanged	by	( )	Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name
R. Keith Teague, President	Project Manager
Title	Title
4-3-2008	3-31-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER:	CO 2-004 rev 1
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER:	3/18/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Provide labor and equipment to install the 42” pipeline beneath the 6” southernmost Gulfport Energy pipeline at Sta. 884+31 with the proper separation and depth of cover in the Crossing Agreement and the project specifications. This change order includes an additional tie-in per the attached 1/16/08 Additional Pipeline Crossings summary.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Orders (#CO 2 – 001, 002, and 003)	$5,310,951.65

The Estimated Contract Price prior to this Change Order was	$75,389,146.65

The Estimated Contract Price will be increased by this Change Order in the amount of	$368,488.00

The new Estimated Contract Price including this Change Order will be	$75,757,634.65

Adjustment to dates in Project Schedule The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be	unchanged	by	( )	Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is	March 15	, 20	08

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be	unchanged	by	( )	Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be	unchanged	by	( )	Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name
R. Keith Teague, President	Project Manager
Title	Title
4-3-2008	3-31-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER:	CO 2-005 rev 1
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER:	3/18/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Provide labor and equipment to install the 42” pipeline beneath the 6” Hilcorp (Harvest) pipeline at Sta. 958+32 with the proper separation and depth of cover in the Crossing Agreement and the project specifications. This change order includes an additional tie-in per the attached 1/16/08 Additional Pipeline Crossings summary.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Orders (#CO 2 – 001, 002, 003 and 004)	$5,679,439.65

The Estimated Contract Price prior to this Change Order was	$75,757,634.65

The Estimated Contract Price will be increased by this Change Order in the amount of	$368,488.00

The new Estimated Contract Price including this Change Order will be	$76,126,122.65

Adjustment to dates in Project Schedule The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be	unchanged	by	( )	Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is	March 15	, 20	08

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be	unchanged	by	( )	Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be	unchanged	by	( )	Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)	N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name
R. Keith Teague, President	Project Manager
Title	Title
4-3-2008	3-31-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER:	CO 2-006 rev 1
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER:	3/18/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Provide labor and equipment to install the 42” pipeline beneath the 6” northernmost Gulfport Energy pipeline at Sta. 968+05 with the proper separation and depth of cover in the Crossing Agreement and the project specifications. This change order includes an additional tie-in per the attached 1/16/08 Additional Pipeline Crossings summary.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Orders (#CO 2 – 001, 002, 003, 004, and 005)	$6,047,927.65

The Estimated Contract Price prior to this Change Order was	$76,126,122.65

The Estimated Contract Price will be increased by this Change Order in the amount of	$368,488.00

The new Estimated Contract Price including this Change Order will be	$76,494,610.65

Adjustment to dates in Project Schedule The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be	unchanged	by	( )	Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is	March 15	, 20	08

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be	unchanged	by	( )	Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be	unchanged	by	( )	Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name
R. Keith Teague, President	Project Manager
Title	Title
4-3-2008	3-31-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER:	CO 2-008
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER:	3/18/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Additional cost for providing material, equipment, and labor to install screw anchors at the Kinder Morgan Pipeline HDD entry per the attached 1/14/08 Kinder Morgan Screw Anchors summary.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Order (#CO 2-001, 002, 003, 004, 005, 006 and 007)	$6,493,460.15

The Estimated Contract Price prior to this Change Order was	$76,571,655.15

The Estimated Contract Price will be increased by this Change Order in the amount of	$197,062.55

The new Estimated Contract Price including this Change Order will be	$76,768,717.70

Adjustment to dates in Project Schedule The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be	unchanged	by	( )	Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is	March 15	, 20	08

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be	unchanged	by	( )	Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be	unchanged	by	( )	Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name
R. Keith Teague, President	Project Manager
Title	Title
4-3-2008	3-31-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER:	CO 2-009
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER:	3/18/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Additional cost for providing material, equipment, and labor to install additional fittings near the MLV 2-1 location in the north marsh per the attached 1/14/08 Additional North Marsh Fittings summary.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Order (#CO 2-001, 002, 003, 004, 005, 006, 007 and 008)	$6,690,522.70

The Estimated Contract Price prior to this Change Order was	$76,768,717.70

The Estimated Contract Price will be increased by this Change Order in the amount of	$52,301.02

The new Estimated Contract Price including this Change Order will be	$76,821,018.02

Adjustment to dates in Project Schedule The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be	unchanged	by	( )	Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is	March 15	, 20	08

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be	unchanged	by	( )	Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be	unchanged	by	( )	Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)	N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name
R. Keith Teague, President	Project Manager
Title	Title
4-3-2008	3-31-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER:	CO 2-010
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER:	3/18/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Additional cost for work stoppage as a result of Named Storm “Hurricane Humberto” per the attached 1/16/08 Hurricane Humberto summary.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Order (#CO 2-001, 002, 003, 004, 005, 006, 007, 008, and 009)	$6,742,823.72

The Estimated Contract Price prior to this Change Order was	$76,821,018.72

The Estimated Contract Price will be increased by this Change Order in the amount of	$126,094.00

The new Estimated Contract Price including this Change Order will be	$76,947,112.72

Adjustment to dates in Project Schedule The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be	unchanged	by	( )	Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is	March 15	, 20	08

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be	unchanged	by	( )	Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be	unchanged	by	( )	Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name
R. Keith Teague, President	Project Manager
Title	Title
4-3-2008	3-31-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER:	CO 2-011
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER:	3/18/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Additional cost for calibration block transverse notch inspection set up for AUT on the 0.864” wall pipe added to the project per the attached 1/22/08 Transverse Notch Set-Up summary.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Order (#CO 2-001, 002, 003, 004, 005, 006, 007, 008, 009, and 010)	$6,868,917.72

The Estimated Contract Price prior to this Change Order was	$76,947,112.72

The Estimated Contract Price will be increased by this Change Order in the amount of	$10,638.00

The new Estimated Contract Price including this Change Order will be	$76,957,750.72

Adjustment to dates in Project Schedule The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be	unchanged	by	( )	Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is	March 15	, 20	08

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be	unchanged	by	( )	Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be	unchanged	by	( )	Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)	N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Signature	Signature
R. Keith Teague	Randy Maturin
Name	Name
President	Project Manager
Title	Title
4-3-2008	3-31-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 2	CHANGE ORDER NUMBER:	CO 2-012
Project, Alternate Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER:	3/18/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Additional cost for providing and installing pipeline warning signs, pipeline markers, and CP Stations not specified in the original scope of work and drawings per item 16 in the attached 8/23/07 cost summary.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$70,078,195.00

Net change by previously authorized Change Order (#CO 2-001, 002, 003, 004, 005, 006, 007, 008, 009, 010, and 011)	$6,879,555.72

The Estimated Contract Price prior to this Change Order was	$76,957,750.72

The Estimated Contract Price will be increased by this Change Order in the amount of	$101,932.00

The new Estimated Contract Price including this Change Order will be	$77,059,682.72

Adjustment to dates in Project Schedule The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be	unchanged	by	( )	Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is	March 15,	20	08

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be	unchanged	by	( )	Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be	unchanged	by	( )	Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)	N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name
R. Keith Teague, President	Project Manager
Title	Title
4-3-2008	3-31-08
Date of Signing	Date of Signing